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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 14, 2003
(Date of earliest event reported)

TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21055	84-1291044
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)

Telephone Number (303) 397-8100
(Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

        On August 14, 2003, Registrant issued a press release setting forth Registrant's financial and operating results for the second quarter of 2003. On August 15, 2003, the Company held a conference call, which was open to the public, to discuss these results. A copy of this press release is being furnished to the Securities and Exchange Commission pursuant to this Item 12 of Form 8-K and is attached hereto as Exhibit 99.1.

        Exhibits

  99.1
  Press Release issued by TeleTech on August 14, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ KENNETH D. TUCHMAN KENNETH D. TUCHMAN Chief Executive Officer

Dated August 14, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Dated August 14, 2003

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  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX